Exhibit 99.1

NanoVibronix Provides Business Update

Highlights Business Momentum with Recent Achievements; Importance of Shareholder Support for Proxy Proposal

ELMSFORD, N.Y., June 3, 2021 (Business Wire) -- NanoVibronix, Inc., (NASDAQ: NAOV), a medical device company that produces the UroShield® and PainShield® Surface Acoustic Wave (“SAW”) Portable Ultrasonic Therapeutic Devices, today provided an update on its business.

✓	Received CMS Approval for Reimbursement	“We are nearing an inflection point in our business with the completion of several critical milestones that have moved us much closer to full commercialization of our products,” stated Brian Murphy, Chief Executive Officer of NanoVibronix, Inc. “Over the last several months, we received approval for reimbursement of PainShield with a dedicated product code from CMS, launched our new product, PainShield Plus, significantly expanded a distribution agreement with one of our primary distributors and refined our manufacturing processes and supply chain to drive our costs down and expand capacity.”

✓	Launched PainShield Plus®

✓	Expanded Distribution with UPPI

✓	Refining Manufacturing Processes and Expanding Capacity

✓	Sufficiently Capitalized

“We are executing against a business plan that we believe will lead to a significant increase in revenue beginning in the second quarter of this year and pave the way for progressively improving financial results throughout 2021 and beyond,” added Murphy. “We are optimistic about the projected growth of our business, and we believe that we are sufficiently capitalized to support our near-term operating plans. We are selling our products at higher gross margins while reducing our operational risk by pursuing parallel manufacturing operations and targeting alternative channels for sourcing our components. The demand for our devices remains encouraging, as we work to penetrate a market that we believe to be largely underserved.”

Broadening the Portfolio, Increasing Product Availability and Improving Manufacturing

Near the end of 2020, the company launched the next generation of its PainShield device, PainShield Plus, which extends the functionality of its core product and broadens the opportunities for application. The PainShield Plus sells at a higher price point and expands the company’s target market to increase opportunities for revenue growth. Delivery of the first devices is expected to be in Q2 2021.

Subsequently, the company expanded and replaced its original distribution agreement with Ultra Pain Products, Inc. (“UPPI”) to extend the term and increase minimum purchase requirements. UPPI is the exclusive distributor of PainShield® and PainShield® Plus™ devices to the Durable Medical Equipment (“DME”) distribution sector of the healthcare market in the United States. In doing so, the company increased the revenue opportunity significantly with UPPI. The company fulfilled the first order in the second quarter of 2021 and is working diligently to accelerate manufacturing and fulfill subsequent orders.

Currently, the company is working to establish manufacturing capabilities both in the United States and Israel that will run parallel to its existing manufacturing operations located in Asia. In addition to providing expanded capacity for output, this will reduce operational risk from reliance on a sole manufacturer and positions the company to negotiate private-label agreements by complying with requirements of the Trade Agreements Act (“TAA”).

“Our business momentum is expected to increase as we bolster our sales channels and improve and expand our manufacturing operations,” added Murphy. “Based on what we have delivered to UPPI thus far, we expect our 2021 second quarter results will reflect increased sales from our revised distribution agreement. Importantly, the configuration of our manufacturing operations should provide us with additional resources to meet demand and target new markets. Adding additional manufacturing operations aligns our business with conditions identified in the Trade Agreements Act and should clear the path for us to negotiate private-label arrangements with governmental agencies, like the Veterans Administration.”

Clearing Regulatory Requirements to Reach More Patients in Need and Increase Sales

The Centers for Medicare and Medicaid Services (“CMS”) recently expanded its reimbursement approval for the company’s PainShield product by adding the device to its DME schedule. PainShield is now reimbursable as an approved medical device under a unique reimbursement code assigned by CMS, K1004. The approval expands the original CMS approval to include reimbursement as a device for the many millions of beneficiaries enrolled in Medicare and paves the way for expanded distribution.

UroShield, the company’s urology therapy device, was added to the Federal Supply Schedule during the first quarter of 2021, making it easier for veterans being treated by the VA to secure and utilize the UroShield device and further expanding the company’s addressable market.

Murphy commented, “Clearing the regulatory reimbursement requirements is a process that takes time, and we are tackling the approval steps one by one. We are currently awaiting clearance of the final hurdle from CMS for the PainShield which relates to establishing reimbursement value and conditions for product application. We believe that clearing this last remaining regulatory requirement will pave the way for an accelerating flow of orders from patients and their providers.”

Requesting Stockholder Approval to Increase Share Authorization

The company will be asking stockholders to approve a proposal to increase the number of common shares authorized for issuance from 24.1 million shares to 40 million shares at an Annual Meeting of Stockholders to be held on August 17, 2021. The increase is being requested to provide the company with a sufficient number of authorized shares to meet its existing preferred stock conversion obligations and warrant and option obligations and leave the company with an additional capacity to pursue a modest level of strategic transactions at the Board’s discretion if such opportunities arise.

As of March 31, 2021, the company had approximately 24.1 million shares of common stock authorized as well as issued and outstanding leaving no capacity to meet future potential needs for shares upon conversion of certain shares of Series C, Series D and Series E Preferred Stock or the exercise of outstanding warrants and stock options.

“There is presently no capacity for issuing new shares of common stock to meet our obligations under existing derivative instruments that may convert to equity,” commented Mr. Murphy. “These instruments were previously issued to fund our growth and incentivize employees. We believe that the inability for our preferred shareholders and warrant holders to convert to equity has created a significant overhang on the valuation of the company’s stock because it creates a liability on our balance sheet as well as a derivative liability for our warrants and leaves the company unnecessarily exposed to potential claims if we cannot fulfill the conversions of these securities in the future. We believe it is in the best interest of all stockholders that our share authorization be increased to clear the way for us to meet existing conversion obligations as they may arise, reduce the volatility in our earnings resulting from the quarterly mark-to-market exercise [for our related derivative liabilities] required by GAAP and create value for all stockholders going forward. We have sized the request for increased shares to also provide us with the flexibility to finance any strategic transaction that represent a compelling opportunity to enhance stockholder value. Importantly, with approximately $8.0 million in cash as of the end of the first quarter, we are well-positioned to fund existing operations and near-term, organic growth opportunities. We have no plans to issue additional equity at this time.”

“Aligning our capital structure with the realities of our current obligations comes at a pivotal time in our company’s evolution,” added Murphy. “We believe an approval of an increase in the number of authorized shares is crucial to protect the interests of current stockholders and make NanoVibronix a more attractive investment opportunity for new investors. Failure to approve the proposal could create the need to issue debt and recapitalize the company by repurchasing shares under unfavorable market conditions in order to meet our obligations. We believe that approving the proposal eliminates that financing risk.”

The company did not receive sufficient votes to pass a proposal for an amendment to increase the authorized number of stocks of common stock to 45 million shares at the company’s Special Meeting of Stockholders held on May 6, 2021. Accordingly, the company has responded with a more modest proposal that the Board believes will still meet the needs of the company.

The proposal would amend the company’s amended and restated certificate of incorporation to increase the number of authorized shares of common stock from approximately 24.1 million to 40 million.

Murphy concluded, “We have accomplished a great deal to move our business forward and lay a foundation for long-term, sustainable growth. Our achievements reflect the quality of our products and our commitment to bringing innovative, home devices to market for the benefit of millions of patients in need of alternative, at home therapies. As we continue to execute our business plan over the coming quarters, we believe the results of our efforts will become more apparent in our financial results and there will be tangible returns on the investments we are making.”

About NanoVibronix, Inc.

NanoVibronix, Inc. (NASDAQ: NAOV) is a medical device company headquartered in Elmsford, New York, with research and development in Nesher, Israel, focused on developing medical devices utilizing its patented low intensity surface acoustic wave (SAW) technology. The proprietary technology allows for the creation of low-frequency ultrasound waves that can be utilized for a variety of medical applications, including for disruption of biofilms and bacterial colonization, as well as for pain relief. The devices can be administered at home without the assistance of medical professionals. The Company’s primary products include PainShield® and UroShield®, all of which are portable devices suitable for administration at home without assistance of medical professionals. Additional information about NanoVibronix is available at: www.nanovibronix.com.

Forward-looking Statements

This press release contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified; consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with: (i) our history of losses and expectation of continued losses; (ii) the geographic, social and economic impact of COVID-19 on the Company’s business operations; (iii) our ability to raise funding for, and the timing of, clinical studies and eventual U.S. Food and Drug Administration approval of our product candidates; (iv) the risk that we may not obtain the requisite votes at our annual meeting to increase the number of authorized shares of common stock; (v) regulatory actions that could adversely affect the price of or demand for our approved products; (vi) market acceptance of existing and new products; (vii) favorable or unfavorable decisions about our products from government regulators, insurance companies or other third-party payers; (viii) risks of product liability claims and the availability of insurance; (vix) our ability to successfully develop and commercialize our products and to generate internal growth; (x) risks related to computer system failures and cyber-attacks; (xi) our ability to obtain regulatory approval in foreign jurisdictions; (xii) uncertainty regarding the success of our clinical trials for our products in development; (xiii) risks related to our operations in Israel, including political, economic and military instability; (xiv) the price of our securities is volatile with limited trading volume; (xv) our ability to comply with the continued listing requirements of the NASDAQ capital market; (xvi) our ability to maintain effective internal control over financial reporting and to remedy identified material weaknesses; (xvii) our intellectual property portfolio and our ability to protect our intellectual property rights; (xviii) our ability to recruit and retain qualified regulatory and research and development personnel; (xix) unforeseen changes in healthcare reimbursement for any of our approved products; (xx) the adoption of health policy changes and health care reform; (xxi) lack of financial resources to adequately support our operations; (xxii) difficulties in maintaining commercial scale manufacturing capacity and capability; (xxiii) changes in our relationship with key collaborators; (xxiv) changes in the market valuation or earnings of our competitors or companies viewed as similar to us; (xxv) our failure to comply with regulatory guidelines; (xxvi) uncertainty in industry demand and patient wellness behavior; and (xxvii) general economic conditions and market conditions in the medical device industry. More detailed information about the Company and the risk factors that may affect the realization of forward looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at: http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events, or otherwise, except as required by law.

Important Other Information

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2021 Annual Meeting of Stockholders (“Annual Meeting”). In connection with the Annual Meeting, the Company filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement on May 28, 2021. When completed, a definitive proxy statement and proxy card will be filed with the SEC in connection with any such solicitation of proxies from the Company’s stockholders for the Annual Meeting. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s preliminary proxy statement for the Annual Meeting contains information regarding the direct and indirect interests, by securities holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. If the holdings of the Company’s securities change from the amounts provided in the Company’s preliminary proxy statement for the Annual Meeting, such changes will be set forth in SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website at www.nanovibronix.com or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2020. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the Annual Meeting. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.nanovibronix.com.

Investor Contacts:

NanoVibronix, Inc.

bmurphy@nanovibronix.com

(630) 338-5022

Or:

Brett Maas, Managing Principal, Hayden IR, LLC

brett@haydenir.com

(646) 536-7331

SOURCE: NanoVibronix, Inc.